UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2022
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CASPER SLEEP INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39214	46-3987647
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three World Trade Center
175 Greenwich Street, Floor 40
New York, NY 10007
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (347) 941-1871
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000001 per share	CSPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the special meeting of the stockholders of Casper Sleep Inc., a Delaware corporation (“Casper”), held on January 19, 2022 at 10:00 a.m., Eastern Time (the “Special Meeting”), the stockholders approved the following proposals (with the final voting results being set forth below):

1.
Proposal to approve and adopt the Agreement and Plan of Merger, dated as of November 14, 2021 (the “Merger Agreement”), by and among Marlin Parent, Inc., a Delaware corporation (“Parent”), Marlin Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Casper (the “Merger Agreement Proposal”). The Merger Agreement Proposal was approved with a vote of 28,938,724 shares in favor, 190,855 shares against, 76,175 shares abstaining and nil broker non-votes.

2.
Proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. The proposal was approved with a vote of 28,277,268 shares in favor, 823,889 shares against, 104,597 shares abstaining and nil broker non-votes. Sufficient votes were received to approve this proposal; however this proposal was not necessary following the approval of the Merger Agreement Proposal and was therefore not implemented.

Each proposal is described in detail in Casper’s definitive proxy statement, dated December 14, 2021, which was filed with the Securities and Exchange Commission on December 14, 2021, and first mailed to Casper’s stockholders on or about December 16, 2021.

As of the close of business on the record date for the Special Meeting, which was December 14, 2021, there were 41,622,640 shares of common stock outstanding and entitled to vote at the Special Meeting. Each share of common stock was entitled to one vote per share. A total of 29,205,754 shares of Casper’s common stock, representing approximately 70.17% of Casper’s shares of common stock outstanding as of the record date for the Special Meeting were represented virtually or by proxy at the Special Meeting, and constituted a quorum to conduct business at the Special Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated as of January 19, 2022 “Casper Sleep Inc. Announces Stockholder Approval of Merger Agreement.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASPER SLEEP INC.

	By:	/s/ Michael Monahan
Name: Michael Monahan
Title: Chief Financial Officer and Secretary

Dated: January 19, 2022